UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

Overstock.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 W. Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices, including zip code)

(801) 947-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on January 25, 2021, Overstock.com, Inc. (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Medici Ventures, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Medici”), Pelion MV GP, L.L.C., a Delaware limited liability company (“Pelion”), and Pelion, Inc., a Utah corporation as guarantor, pursuant to which the parties agreed, among other things, to convert Medici into a limited partnership organized with the Company as a limited partner and Pelion as the general partner.

On April 23, 2021, the transactions contemplated by the Transaction Agreement were consummated and Medici was converted into Medici Ventures, L.P. In connection with the conversion of Medici into a limited partnership, Overstock, as the sole limited partner, and Pelion, as the sole general partner, entered into the Medici Ventures, L.P. Limited Partnership Agreement (the “Limited Partnership Agreement”). For a description of the terms of the Limited Partnership Agreement, please see the Company’s Current Report on Form 8-K dated January 25, 2021. The executed Limited Partnership Agreement is in substantially the same form as the agreed upon form attached as Exhibit “C” to the Transaction Agreement filed with the Company’s Current Report on Form 8-K dated January 25, 2021.

The Limited Partnership Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

On April 26, 2021, the Company issued a press release announcing the close of its blockchain fund transaction with Pelion and the conversion of Medici into a limited partnership. The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the federal securities laws, except as may expressly be set forth in any such filing by specific reference.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding expectations with respect to the performance of Pelion and the Fund. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, and in our subsequent filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Medici Ventures, L.P. Limited Partnership Agreement, dated as of April 23, 2021, between Overstock.com, Inc., and Pelion MV GP, L.L.C.

99.1	Press Release of Overstock.com, Inc. dated April 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overstock.com, Inc.

By:	/s/ E. Glen Nickle
Name:	E. Glen Nickle
Title:	Chief Legal Officer

Dated: April 26, 2021

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